                                                                   Exhibit 10.30

                          STOCK PURCHASE AGREEMENT

                             DATED MARCH 26, 1993

                                     AMONG

                    INFORMATION MANAGEMENT ASSOCIATES, INC.

                                      AND

              THE PURCHASERS LISTED ON SCHEDULE A ATTACHED HERETO
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                                Table of Contents


     ARTICLE 1.   TRANSFER OF SHARES AND RELATED MATTERS.................  1
         1.1      The Sale...............................................  1
         1.2      Delivery of Shares.....................................  1

     ARTICLE 2.   CLOSING................................................  1

     ARTICLE 3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........  1
         3.1      Authority and Validity.................................  1
         3.2      Organization and Standing; Certificate of
                  Incorporation and Bylaws...............................  2
         3.3      Subsidiaries...........................................  2
         3.4      Qualification..........................................  2
         3.5      Capitalization.........................................  2
         3.6      Capital Stock and Related Matters......................  3
         3.7      Indebtedness of the Company............................  3
         3.8      Disclosure.............................................  3
         3.9      Intellectual Property..................................  4
         3.10     Environmental Matters..................................  4
         3.11     Financial Statements...................................  4
         3.12     Changes................................................  4
         3.13     Litigation, Etc........................................  5
         3.14     Compliance with Other Instruments, etc.................  5
         3.15     Use of Proceeds........................................  5
         3.16     No Violations of Securities Laws.......................  5
         3.17     Brokers or Finders Fees, Etc...........................  5

     ARTICLE 4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.......  6
         4.1      Investment.............................................  6
         4.2      Resale.................................................  6
         4.3      Accredited Investor....................................  6
         4.4      Access to Information..................................  6
         4.5      Confidentiality........................................  6
         4.6      No Agents..............................................  7

     ARTICLE 5.   CONDITIONS TO OBLIGATIONS OF THE PURCHASERS............  7
         5.1      Opinion of Counsel.....................................  7
         5.2      Representations........................................  7
         5.4      Acceptance by Counsel to the Purchasers................  7
         5.5      Government Consents, Authorizations, Etc...............  7
         5.6      No Litigation or Legislation...........................  8
         5.7      No Material Adverse Change.............................  8
         5.8      Consents and Permits...................................  8

      ARTICLE 6.  CONDITIONS TO OBLIGATIONS OF THE COMPANY...............  8
         6.1      Representations........................................  8
         6.2      Legality...............................................  8

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         6.3      Acceptance by Counsel to the Company...................  9

      ARTICLE 7.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                  INDEMNIFICATION, ETC...................................  9
         7.1      Survival...............................................  9
         7.2      Company's Agreement to Indemnify.......................  9
         7.3      Financial Statements...................................  9

      ARTICLE 8.  RESTRICTION ON TRANSFERABILITY.........................  9
         8.1      Restriction; Procedure for Transfer....................  9
         8.2      Notice of Proposed Transfer............................  9

      ARTICLE 9.  REGISTRATION UNDER SECURITIES ACT, ETC................. 10
         9.1      Right to Request Registration...........................10
         9.2      Incidental Registration................................ 12
         9.3      Registration Procedures................................ 14
         9.4      Underwritten Offerings................................. 18
         9.5      Preparation; Reasonable Investigation.................. 20
         9.6      Indemnification........................................ 20

     ARTICLE 10.  DEFINITIONS............................................ 21

     ARTICLE 11.  MISCELLANEOUS.......................................... 23
         11.1     Amendment, Modification and Waiver..................... 23
         11.2     Expenses; Transfer Taxes, Etc.......................... 23
         11.3     Binding Effect; Benefits; Parties in Interest.......... 24
         11.4     Entire Agreement....................................... 24
         11.5     Headings............................................... 24
         11.6     Notices................................................ 24
         11.7     Counterparts........................................... 25
         11.8     Governing Law.......................................... 25
         11.9     Gender................................................. 25

                                      -ii-
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                            STOCK PURCHASE AGREEMENT
                            ------------------------

          STOCK PURCHASE AGREEMENT dated as of March 26, 1993 by and among the purchasers listed on Schedule A attached hereto (collectively, the "Purchasers"), and INFORMATION MANAGEMENT ASSOCIATES, INC. (the "Company").

          NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

ARTICLE 1.    TRANSFER OF SHARES AND RELATED MATTERS
----------    --------------------------------------

          1.1 The Sale. Subject to the terms and conditions of this Agreement,
              --------
the Company hereby agrees to issue and sell to the Purchasers, and each Purchaser hereby agrees to purchase from the Company, on the date of the Closing (as hereinafter defined), the number of newly issued shares set forth opposite such Purchaser's name on Schedule A attached hereto (collectively, the "Shares") of the common stock, no par value, of the Company ("Common Stock") free and clear of all liens, claims, liabilities, restrictions or other encumbrances at a purchase price of $6.62 per share (the "Purchase Price").

          1.2 Delivery of Shares. On the Closing Date (as hereinafter defined),
              ------------------
the Company will deliver to the Purchasers, against payment of the Purchase Price, certificates representing the Shares.

ARTICLE 2.    CLOSING
----------    -------

          The closing for the consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of LeBoeuf, Lamb, Leiby & MacRae, Hartford, Connecticut, 10:00 a.m. on March 26, 1993 or at such other time or place as the parties hereto shall mutually agree (the "Closing Date").

ARTICLE 3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY
----------    ---------------------------------------------
          The Company hereby represents and warrants to the Purchasers as follows:

          3.1 Authority and Validity. The execution, delivery and performance of
              ----------------------
this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement may be affected or limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by applicable principles of equitable remedies. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby or compliance by the Company with any of the provisions hereof will (i) conflict with or result in a breach of any material provision of its Charter or By-laws; (ii) violate or conflict with the terms of any material agreement to which the Company is a party or by which it is bound; or (iii) violate any law, statute, rule or regulation or judgement, order, writ, injunction or decree of any court, administrative agency or governmental body applicable to Company.

          3.2 Organization and Standing; Certificate of Incorporation and
              -----------------------------------------------------------
Bylaws. The Company is a corporation duly organized and existing under the laws
------
of the State of Connecticut and is in good standing under such laws. The Company has requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company has all requisite corporate power and authority to enter into and perform all of its obligations under this Agreement.

          3.3 Subsidiaries. On the date hereof, the Company has no subsidiaries.
              ------------

          3.4 Qualification. Attached as Schedule 3.4 is a true and complete
              -------------              ------------
list of all jurisdictions in which the Company is duly qualified as a foreign corporation authorized to do business, or has a pending application for such qualification. The Company is in good standing in each such jurisdiction in which it is so qualified. The jurisdictions identified in Schedule 3.4 are the
                                                          ------------
only jurisdictions in which the nature of the Company's activities or the character of the properties it owns or leases makes such qualification necessary, other than those jurisdictions in which the failure to be so qualified would not have a material adverse effect on the financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, operations or prospects of the Company.

          3.5 Capitalization. Attached as Schedule 3.5 is a true and accurate
              --------------              ------------
list of the authorized capital stock of the Company and the issued and outstanding stock of the Company. Attached as Schedule 3.5 is a true and
                                              ------------
accurate list of the issued or outstanding shares of capital stock or securities convertible or exchangeable into, or outstanding stock purchase warrants or other options or rights to purchase shares of its capital stock or other equity securities of the Company. All issued and outstanding shares have been duly authorized and validly issued, are fully paid and non-assessable. When authorized and issued, the Shares will not be subject to any pre-emptive rights or rights of first refusal. The Shares, when issued in compliance with the provisions

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of this Agreement, will be validly issued, fully paid and
non-assessable and will be free of any liens or encumbrances; provided, however, that the Shares will be subject to restrictions on transfer imposed under applicable state and federal securities laws.

          3.6 Capital Stock and Related Matters. Attached as Schedule 3.5 is a
              ---------------------------------
true and correct list identifying each stockholder of the Company and the number of shares of Common Stock owned by each such stockholder. All of the outstanding shares of Common Stock will be validly issued and outstanding, fully paid and non-assessable. Except as set forth on Schedule 3.5 hereof, the Company has no
                                       ------------
outstanding securities convertible into or exchangeable for any shares of its Capital Stock, or any outstanding rights (either preemptive or other) to subscribe for or to purchase, or any outstanding options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any outstanding calls, commitments or claims of any character relating to, any Capital Stock or any stock or securities convertible into or exchangeable for any Capital Stock of the Company. Except as set forth on Schedule 3.5 hereof or
                                                         ------------
as disclosed in the Confidential Offering Memorandum provided to Purchasers in connection herewith (the "Offering Memorandum"), the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Capital Stock or any convertible securities, rights or options of the type described in the preceding sentence. The Company is not a party to, and does not have knowledge of, any agreement (except as set forth on
Schedule 3.5 hereof or as disclosed in the Offering Memorandum) restricting the
------------
voting or transfer of any shares of the Company's Capital Stock. The Company is not required to file, nor has it filed, pursuant to Section 12 of the Exchange Act, a registration statement relating to any class of equity securities, provided, however, that under the Amended and Restated Shareholders' Agreement,
--------  -------
dated as of October 29, 1991, certain shareholders of the Company have been granted "piggy-back" registration rights and Wand/IMA Investments, L.P., Wand Partners, Inc. and Thomas F. Hill have certain "demand" and piggyback registration rights under certain common stock purchase warrants, and certain stock purchase agreements as more fully described in the Offering Memorandum.

          3.7 Indebtedness of the Company. Schedule 3.7 correctly describes all
              ---------------------------  ------------
secured and unsecured Indebtedness of the Company outstanding, or for which the Company has commitments, on the date of this Agreement. The Company is not in default with respect to any Indebtedness or any instrument or agreement relating thereto.

          3.8 Disclosure. Neither this Agreement, the Exhibits hereto, nor the
              ----------
officers' certificates delivered in connection with the Closing contains (in each case, as of its date) any untrue statement of a material fact or omits to state a material fact

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necessary in order to make the statements contained herein or therein not misleading.

          3.9 Intellectual Property. The Company owns or has valid rights to use
              ---------------------
all Intellectual Property Rights, including proprietary information, trademarks, trade names, and copyrights, used in or necessary to conduct the Company's business as heretofore conducted or planned to be conducted in the foreseeable future, except for Intellectual Property Rights which are not material to the conduct of the Company's business.

          3.10 Environmental Matters. The Company is in compliance with the
               ---------------------
provisions of all federal, state and local laws relating to pollution or protection of the environment applicable to it or to real property owned or leased by it or to the ownership, use, operation or occupancy thereof, except for violations or liabilities which individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company. Neither the Company nor any Person has engaged in any activity in violation of any provision of any federal, state or local law relating to pollution or protection of the environment, which violation could reasonably be expected to have a material adverse effect on the Company. The Company has no liability, absolute or contingent, under any federal, state or local law relating to pollution or protection of the environment, except for liabilities which individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company.

          3.11 Financial Statements. The unaudited balance sheet and related
               --------------------
statement of operations of the Company as of December 31, 1992 (collectively, the "Financial Statements") fairly present the Company's assets, liabilities, financial position and results of operations as of the date thereof and for the period then ended, and were prepared in accordance with generally accepted accounting principles, consistently applied (subject, in the case of interim statements, to normal year-end adjustments). As of the date of this Agreement, there is no fact (other than any matters of a general economic or political nature which do not affect the Company uniquely) known to the Company which materially adversely affects or in the future may (so far as the Company can now reasonably foresee) materially adversely affect the financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business operations or prospects of the Company which has not been set forth in this Agreement or the Exhibits hereto or in the Offering Memorandum.

          3.12 Changes. Except as set forth in Schedule 3.12 hereto, since
               -------                         -------------
December 31, 1992, there has not been:

          (a) any change in the Company's assets, liabilities, condition (financial or otherwise) or business which individually or in the aggregate is materially adverse to the Company, or which is not in the ordinary course of business;

          (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Company's business or assets or other properties;

          (c) any issuance or sale by the Company of any shares of its capital stock or other securities except that the Company effected a 10-for-1 stock split in January 1993; and

          (d) any other event or condition which has materially and adversely affected the Company's business.

          3.13 Litigation, Etc. Except as described in Schedule 3.13, there is
               ---------------
no litigation or government investigation or proceeding either existing, pending or, to the Company's knowledge, threatened against the Company or affecting any of the Company's properties or assets, in any court or before or by any federal, state, municipal or other governmental authority, or which affects this Agreement or any action taken or to be taken by the Company hereunder.

          3.14 Compliance with Other Instruments, etc. The Company is not in
               --------------------------------------
violation of any term of its Certificate of Incorporation or By-Laws, and the Company is not in violation of any term of any agreement or instrument to which it is a party or by which it is bound or any term of any applicable law, ordinance, rule or regulation of any governmental authority or any term of any applicable order, judgment or decree of any court, arbitrator or governmental authority, the consequences of which violation could reasonably be expected to have a material adverse effect on the financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, operations or prospects of the Company.

          3.15 Use of Proceeds. The Company will use the proceeds from the sale
               ---------------
of the Shares for general corporate purposes.

          3.16 No Violations of Securities Laws. Subject to the accuracy of the
               --------------------------------
Purchasers's representations in Section 4 hereof, the offer and sale of the Shares hereunder is and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 (the "Act") and is and will be exempt from the registration, permit or qualification requirements of all applicable state securities laws or such requirements have been or will be satisfied. The Company has not offered or sold the Shares to anyone other than the Purchasers. Neither the Company nor any person acting on its behalf has taken any action which would require the registration of the Shares under
Section 5 of the Act, including, without limitation, engaging in any form of general solicitation.

          3.17 Brokers or Finders Fees, Etc. No agent, broker, investment
               ----------------------------
banker, person or firm acting on behalf of the Company or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with the sale of the Shares contemplated hereby.

ARTICLE 4.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
---------     ------------------------------------------------

          Each Purchaser hereby represents and warrants to the Company as follows:

          4.1 Investment. Such Purchaser is acquiring the Shares for investment
              ----------
for its own account and not with a view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, accuracy of the Purchaser's representations herein and the bona fide nature of the Purchaser's investment intent as expressed herein.

          4.2 Resale. Such Purchaser acknowledges that the Shares must be held
              ------
indefinitely unless the Shares are subsequently registered under the Act or an exemption from such registration is available. Each certificate representing (i) the Shares, and (ii) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by law) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws, rules or regulations):

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR THE CONNECTICUT UNIFORM SECURITIES ACT. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT EXCEPT PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

          4.3 Accredited Investor. Such Purchaser is an "accredited investor" as
              -------------------
that term is used in Rule 501 promulgated under the Act.

          4.4 Access to Information. Such Purchaser acknowledges that he has
              ---------------------
received such information and made such investigation and analysis as he deems appropriate of the business and prospects of the Company and has been afforded an opportunity to meet with and ask questions of and receive answers from, management of the Company.

          4.5 Confidentiality. Such Purchaser agrees to keep permanently
              ---------------
confidential the information provided or to be provided to the Purchaser by the Company in connection with the purchase and sale of the Shares, including without limitation the Offering Memorandum, this Agreement, the Schedules and Exhibits attached hereto and any and all information, financial or otherwise, relating to the Company which may hereafter be provided to such Purchaser.

          4.6 No Agents. Such Purchaser acknowledges that the Shares are being
              ---------
offered by the Company through its directors and executive officers and that no other person has acted as agent or broker in connection with the offering and sale of the Shares and no other person has been authorized to give any information or make any representation concerning the Company or the Shares. The only information relating to the Company on which such Purchaser has relied is the information contained in the Offering Memorandum or included in this Agreement, the Schedules or Exhibits attached hereto, and the closing documents delivered herewith.

ARTICLE 5.    CONDITIONS TO OBLIGATIONS OF THE Purchasers
----------    -------------------------------------------

          The obligations of the Purchasers to perform this Agreement are subject to the satisfaction of the following conditions unless waived by the
Purchasers:

          5.1 Opinion of Counsel. You shall have received a favorable opinion,
              ------------------
addressed to you, dated the date of Closing and satisfactory in substance and form to you, from LeBoeuf, Lamb, Leiby & MacRae, special counsel for the Company, substantially in the form set forth in Schedule 5.1.
                                                ------------

          5.2 Representations. The representations made by the Company in
              ---------------
Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

          5.3 Authorization. All action necessary to authorize the execution,
              -------------
delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Company and the Company shall have full power and right to consummate the transactions contemplated hereby.

          5.4 Acceptance by Counsel to the Purchasers. The form and substance of
              ---------------------------------------
all legal matters contemplated hereby and of all papers delivered hereunder shall be acceptable to counsel to the Purchasers.

          5.5 Government Consents, Authorizations, Etc. All consents,
              ----------------------------------------
authorizations, orders or approvals of, and filings or registrations with, any federal, state, local or foreign governmental commission, board or other regulatory body which are required for or in connection with the execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions contemplated hereby shall have been duly obtained or made.

          5.6 No Litigation or Legislation. No federal, state, local or foreign
              ----------------------------
statute, rule or regulation shall have been enacted or litigation, proceeding, government inquiry or investigation commenced or threatened which prohibits, restricts or delays the consummation of the transactions contemplated by this Agreement or any of the conditions to the consummation of such transactions or adversely affects the desirability of consummating the transactions contemplated hereby.

          5.7 No Material Adverse Change. In the judgment of the Purchasers, no
              --------------------------
material adverse change shall have occurred in the financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, operations or prospects of the Company since December 31, 1992, other than (x) changes which have not been, either in any case or in the aggregate, materially adverse to the Company, and (y) any matters of a general economic or political nature which do not affect the Company uniquely.

          5.8 Consents and Permits. The Company shall have received all
              --------------------
consents, permits and other authorizations, and made all such filings and declarations, as may be required pursuant to any law, statute, regulation or rule (federal, state, local or foreign) in connection with the transactions contemplated by this Agreement, or as may be required pursuant to any agreement, order or decree to which the Company is a party or to which it is subject, in connection with the transactions contemplated by this Agreement.

ARTICLE 6.    CONDITIONS TO OBLIGATIONS OF THE COMPANY
----------    ----------------------------------------

          The obligations of the Company to perform this Agreement are subject to the satisfaction of the following conditions unless waived by the Company:

          6.1 Representations. The representations made by Purchasers in Section
              ---------------
4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

          6.2 Legality. At the time of Closing the sale of the Shares to the
              --------
Purchasers shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.

          6.3 Acceptance by Counsel to the Company. The form and substance of
              ------------------------------------
all legal matters contemplated herein and of all papers delivered hereunder shall be acceptable to counsel to the Company.

ARTICLE 7.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
----------    -------------------------------------------
              INDEMNIFICATION, ETC.
              ---------------------

          7.1 Survival. All representations and warranties made by any party to
              --------
this Agreement, including, without limitation, all representations and warranties made on any Schedule or Exhibit attached hereto or document delivered hereunder, shall survive the Closing and the consummation of the transactions contemplated hereby.

          7.2 Company's Agreement to Indemnify. The Company hereby agrees to
              --------------------------------
indemnify and save the Purchasers harmless from and against, for and in respect of, any and all damages, losses, obligations, liabilities, claims, actions or causes of action, encumbrances, costs, and expenses (including, without limitation, reasonable attorneys' fees) arising from the untruth, inaccuracy or breach or nonfulfillment of any representation, warranty, covenant or agreement of the Company, contained in or made pursuant to this Agreement, including any Exhibit or Schedule attached hereto or certificate delivered hereunder.

          7.3 Financial Statements. Until the Company is required to file
              --------------------
reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended (the "Exchange Act"), at which time this provision shall terminate and be of no further force or effect, the Company agrees to provide to the Purchasers copies of its quarterly and annual financial statements within 45 days after the end of each fiscal quarter and within 120 days after the end of each fiscal year, respectively. In addition, each Purchaser shall have the right to request such additional information regarding the Company as such Purchaser may reasonably request.

ARTICLE 8.    RESTRICTION ON TRANSFERABILITY
----------    ------------------------------

          8.1 Restriction; Procedure for Transfer. The Shares shall not be
              -----------------------------------
transferable except upon the conditions specified in this Section 8, which conditions are intended to ensure compliance with the Securities Act of 1933, as amended, and applicable state securities laws.

          8.2 Notice of Proposed Transfer. Prior to any proposed transfer of any
              ---------------------------
of the Shares (other than a transfer pursuant to registration under the Act), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer at least thirty (30) days prior to the date of transfer and shall specify the proposed purchase price and the other terms and conditions relating to such proposed transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Shares may be effected without registration under the Act.

ARTICLE 9.    REGISTRATION UNDER SECURITIES ACT, ETC.
----------    ---------------------------------------

          9.1 Right to Request Registration.
              ------------------------------

          (a) If (i) Wand/IMA Investments, L.P. ("Wand/IMA") exercises its right to require the Company to redeem the common stock purchase warrants and shares issued or issuable upon exercise of such common stock purchase warrants held by Wand/IMA, and the Company shall have effected such redemption; and (ii) the Company shall not have completed a registered public offering of Common Stock pursuant to the Securities Act, then on or after March 26, 1999, upon the written request of one or more Initiating Holders, requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all holders of Registrable Securities, and thereupon the Company will use its best efforts to effect the registration under the Securities Act of:

              (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request; and

             (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities); and

            (iii) subject to the priority provisions of section 9.1(f), all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this Section 9.1; and

            (iv) subject to the priority provisions of section 9.1(f), shares of Common Stock held by other Persons having registration rights;

     all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any so to be registered, provided that the provisions of this section 9.1(a) shall not require the

     Company to effect more than one registration of Registrable Securities.

          (b) Registration Statement Form. Registrations under this Section 9.1
              ---------------------------
     shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and, as shall be reasonably acceptable to the holders of more than 50% (by number of shares) of the Registrable Securities so to be registered and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

          (c) Expenses. The Company will pay all Registration Expenses in
              --------
     connection with one registration requested pursuant to this section 9.1.

          (d) Effective Registration Statement. A registration requested
              --------------------------------
     pursuant to this section 9.1 shall not be deemed to have been effected (i)
                                                                             -
     unless a registration statement with respect thereto has become effective, provided that a registration which does not become effective after the
     --------
     Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, or (ii) if, after it has become effective, such
                                 --
     registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in
                               ---
     the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such Initiating Holders.

          (e) Selection of Underwriters. If a requested registration pursuant to
              -------------------------
     this section 9.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested and shall be acceptable to the Company, which shall not unreasonably withhold its acceptance of such underwriters.

          (f) Priority in Requested Registrations. If a requested registration
              -----------------------------------
     pursuant to this section 9.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included in such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first Registrable Securities requested to be included in such registration, pro rata among the holders thereof requesting such securities requested to be included by such holders and (ii) second, securities the Company proposes to sell and other securities of the Company included in such registration by the holders thereof.


          9.2 Incidental Registration.
              ------------------------

          (a) Right to Include Registrable Securities. If the Company at any
              ---------------------------------------
     time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8, or any successor or similar forms), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this section 9.2. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any
                                                        --------
     time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i)
                                                                             -
     in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay
                                    --
     registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this section 9.2.

          (b) Priority in Incidental Registrations. If (i) a registration
              ------------------------------------      -
     pursuant to this section 9.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities so
                                          --
     requested to be registered for sale for the account of holders of Registrable Securities are not also to be included in such underwritten offering (either because the Company has not been requested so to include such Registrable Securities pursuant to section 9.4(b) or, if requested to do so, is not obligated to do so under section 9.4(b), and (iii) the
                                                                 ---
     managing underwriter of such underwritten offering shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities (other than such Registrable Securities and other shares or securities so requested to be included) being distributed by such underwriters within a price range acceptable to the holders of securities other than the Registrable Securities covered by such registration requested to be included in such registration (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company may, upon written notice to all holders of such Registrable Securities and the holders of any other shares or securities which shall have exercised in respect of such offering, registration rights comparable to the rights granted under this section 9.2 (which other shares or securities are not to be included in such underwritten offering), reduce pro rata (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and shares or other securities so that the resultant aggregate number of such Registrable Securities and other shares or other securities so included in such registration shall be equal to the number of shares stated in such managing underwriter's letter. Notwithstanding the foregoing, with respect to any registration initiated pursuant to the exercise of "demand" registration rights by any holder of securities of the Company, other than the holders of the Registrable Securities the holders of Registrable Securities shall have no right to include any Registrable Securities in such registration unless all of the securities requested to be registered by the holders exercising such "demand" registration rights have been included in such registration and have not been subjected to any reduction by underwriters.

          9.3 Registration Procedures. If and whenever the Company is required
              -----------------------
to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 9.2 the Company shall, as expeditiously as possible:

              (i) prepare and (within 90 days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its reasonable best efforts to cause such registration statement to become and remain effective for the time period required by this Agreement, provided, that before filing such
                                             --------
          registration statement or any amendments thereto the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

              (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 90 days after such registration statement becomes effective, it being understood that following the expiration of the relevant time period, the Company shall have no further obligation to maintain the effectiveness of such registration statement;

              (iii) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

             (iv) use its reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, or to consent to general service of process in any such jurisdiction;

              (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

             (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and the underwriters, if any) of

             (vii) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

             (viii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller (or the underwriters, if any) may reasonably request;

              (ix) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating to a registered offering thereof is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

              (x) enter into such agreements and take such other actions as sellers of such Registrable Securities holding 51% of the shares so to be sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

              (xi) use its reasonable best efforts to list all Company's equity securities covered by such registration statement on any securities exchange on which any of the Company's equity securities are then listed.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (ix) of this section 9.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (ix) of this section 9.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the periods mentioned in paragraph (ii) of this section 9.3 shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by paragraph (ix) of this section 9.3.

          If any such registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company then such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute or the rules and regulations promulgated thereunder then in force, the deletion of the reference to such holder.

          9.4 Underwritten Offerings.
              -----------------------

          (a) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by section 9.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in section 9.2 and subject to the provisions of section 9.2(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall inform the holders of the Registrable Securities requesting such registration and the holders of any other shares or securities which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under section 9.2 by letter of its belief that inclusion in such underwritten distribution of all or a specified number of such Registrable Securities or of such other shares or securities so requested to be included would interfere with the successful marketing of the securities (other than such Registrable Securities and other shares or securities so requested to be included) within a price range acceptable to the Company or in the case of a secondary offering, the holders of securities other than Registrable Securities requested to be included in such registration by the underwriters (such writing to state the basis of such belief and approximate number of such Registrable Securities and shares or other securities so requested to be included which may be included in such underwritten offering without such effect), then the Company may, upon written notice to all holders of such Registrable Securities and of such other shares or securities so requested to be included, exclude pro rata from such underwritten offering (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and shares or such other securities so requested to be included the registration of which shall have been requested by each holder of Registrable Securities and by the holders of such other securities, so that the resultant aggregate number of such Registrable Securities and of such other shares or securities so requested to be included which are included in such underwritten offering shall be equal to the approximate number of shares stated in such managing underwriter's letter. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law. Notwithstanding the foregoing, with respect to any registration initiated pursuant to the exercise of "demand" registration rights by any holder of securities of the Company other than the holders of Registrable Securities, the holders of Registrable Securities shall have no right to include any Registrable Securities in such registration unless all of the securities requested to be registered by the holders exercising such "demand" registration rights have been included in such registration and have not been subjected to any reduction by underwriters.

          (b) Holdback Agreements.
              -------------------

               (i) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of any equity securities of the Company, during the seven days prior to and the 90 days after any underwritten registration pursuant to Section
          9.1 or 9.2 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration.

               (ii) The Company agrees (x) if so required by the managing underwriter not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to
          Section 9.1 or 9.2 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4 and S-8, or any successor or similar forms thereto, and (y) to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to effect any such public sale or distribution of such securities during such period.

          9.5 Preparation; Reasonable Investigation. In connection with the
              -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          9.6 Indemnification.
              ----------------

               (a) Indemnification by the Company. In the event of any
                   ------------------------------
          registration of any securities of the Company under the Securities Act pursuant to this Section 9, the Company will indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors, officers, agents, employees, general partners, limited partners, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or Requesting Holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or Requesting Holder or any such director, officer, agent, employee, general partner, limited partner or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder, and each such director, officer, agent, employee, general partner, limited partner, underwriter and controlling person for any reasonable legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the
          --------
          extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder specifically stating that it is for use in the preparation thereof and, provided further that the Company
                                          -------- -------
          shall not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or to any other Person who participates as an underwriter, in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such Requesting Holder or any such director, officer, agent, employee, general partner, limited partner, underwriter or controlling person and shall survive the transfer of such securities by such holder.

               (b) Indemnification by the Sellers. In the event of any
                   ------------------------------
          registration of Registrable Securities under the Securities Act pursuant to this Section 9, each seller of Registrable Securities will (severally and not jointly) indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this section 9.5) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

               (c) Notices of Claims, etc. Promptly after receipt by an
                   ----------------------
          indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this section 9.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as
          --------
          provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this section 9.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

               (d) Other Indemnification. Indemnification similar to that
                   ---------------------
          specified in the preceding subdivisions of this section 9.5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

               (e) Indemnification Payments. The indemnification required by
                   ------------------------
          this section 9.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

               (f) Contribution. If for any reason the indemnification provided
                   ------------
          for in the preceding paragraphs of this Section 9 is unavailable to an indemnified party or is insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and indemnifying party in connection with the actions which resulted in such loss, claim, damage, liability or expense, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.5(f) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. No holder of Registrable Securities shall be required to contribute in an amount greater than the dollar amount of proceeds received by such holder with respect to the sale of such holder's Registrable Securities.

ARTICLE 10. DEFINITIONS
----------- -----------

          As used herein, unless the context otherwise requires, the following terms have the following meanings:

          Commission: The Securities and Exchange Commission or any other
          ----------
federal agency at the time administering the Securities Act.

          Common Stock: As defined in Section 1.1 hereof, such term to include
          ------------
any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

          Company: As defined in the introduction to this Agreement, such term
          -------
to include any corporation which shall succeed to or assume the obligations of the Company hereunder.

          Control: The possession, directly or indirectly, of the power, whether
          -------
or not exercised, to direct or cause the direction of the management or policies of any Person, whether through the ownership of voting securities, by contract or otherwise; "Controlling" and "Controlling" shall have meanings correlative to the foregoing.

          Copyrights: Registered or unregistered United States or foreign
          ----------
copyrights (including but not limited to copyrights in computer programs, related documentation, and data bases) and United States and foreign copyright registrations, and applications for registration and all renewals and extensions thereof.

          Exchange Act: The Securities Exchange Act of 1934, or any similar
          ------------
federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          Intellectual Property Rights: All Trademarks, Patents, Copyrights, and
          ----------------------------
Know-How and Technical Information.

          Initial Public Offering: An Initial Public Offering shall mean the
          -----------------------
first time a registration statement filed under the Securities Act with the Securities and Exchange Commission (other than a registration statement on Form S-8, or any successor form thereto, with respect to the issuance of Common Stock (or securities convertible into or exchangeable for Common Stock or rights to acquire Common Stock) granted or to be granted to employees, officers or directors of the Company pursuant to any employee stock option plan, unless as a result thereof the Company would be required to file reports with respect to any of its equity securities with the Securities and Exchange Commission) respecting an offering, whether primary or secondary, of Common Stock is declared effective by the Securities and Exchange Commission.

          Initiating Holders: Any Purchasers holding at least 51% of the
          ------------------
Registrable Securities (by number of shares) and initiating a request pursuant to section 9.1 for the registration of all or part of such holder's or holders' Registrable Securities.

          NASD: The National Association of Securities Dealers, Inc.
          ----

          New Securities: Any Common Stock or preferred stock of the Company, or
          --------------
any warrants, options or other rights to acquire Common Stock or preferred stock(other than stock options granted to employees), or any securities (including any debt instruments) of any other type that are convertible into said Common Stock or preferred stock, issued after the date hereof; provided that "New Securities" does not include (i) Common Stock issued pursuant to currently outstanding warrants or stock options; or (ii) the issuance by the Company of Common Stock or preferred stock, or options, rights or warrants to acquire Common Stock or preferred stock or any other security (including any debt instruments) convertible into Common Stock or preferred stock in connection with an acquisition by the Company of the stock or assets of another person or the merger or consolidation by the Company with or into another corporation.

          Know-How and Technical Information: Data, plans, trade secrets,
          ----------------------------------
technologies, processes, specifications, know-how, operating experience and information (business, economic and technical) relating to the foregoing.

          Patents: United States and foreign patents and patent applications,
          -------
certificates of invention, utility models, and all renewals, extensions, reissues, divisions, continuations and continuations-in-part thereof.

          Person: An individual, a partnership, a joint venture, a corporation,
          ------
a trust, an unincorporated organization, an association or any other entity or a government or any department or agency thereof.

          Purchasers: As defined in the introduction to this Agreement.
          ----------

          Registrable Securities: (a) The shares of Common Stock purchased
          ----------------------
pursuant to this Agreement; and (b) any securities issued or issuable with respect to any securities referred to in the foregoing subdivision by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such certificates shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor or similar provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them immediately thereafter shall not require registration or qualification of them (other than by the issuer, an underwriter or an affiliate [as such term is defined in the Securities Act and the regulations promulgated thereunder] of the issuer) under the Securities Act or any similar state law then in force, or
 (d) they shall have ceased to be outstanding.

          Registration Expenses: All expenses incident to the Company's
          ---------------------
performance of or compliance with Section 9, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of any counsel and accountants retained by the holder or holders of more than 51% of the Registrable Securities being registered, premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered or officers and directors insurance and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

          Securities Act: The Securities Act of 1933, or any similar federal
          --------------
statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          Trademarks: All registered and unregistered trademarks, service marks,
          ----------
corporate names, tradenames, logos, designs, product or business identifiers and trade dress together, in each case, with the good will of the business symbolized thereby, and United States, state and foreign trademark or servicemark registrations or applications for registration and all amendments, renewals and extensions thereof.

          Transfer: Any sale, assignment, pledge or other disposition of any
          --------
security, or of any interest therein, which could constitute a "sale" as that term is defined in Section 2(3) of the Securities Act.

          Wand/IMA: As defined in Section 9.1 of this Agreement.
          --------

ARTICLE 11. MISCELLANEOUS
----------- -------------

          11.1 Preemptive Rights.
               ------------------

          (a) The Company hereby grants to each Purchaser the preemptive rights to purchase such Purchaser's Proportionate Interest (as defined below) in any issuance or sale of New Securities which the Company may, from time to time, propose to issue or sell at a price per share of (i) less than $6.62 (subject to appropriate adjustment in the event of any increase or decrease in the number of outstanding shares of Common Stock by virtue of any stock split, stock dividend, reverse stock split, reclassification or combination) in the case of Common Stock or (ii) having a conversion price or option or warrant exercise price of less than $6.62 (subject to appropriate adjustment in the event of any increase or decrease in the number of outstanding shares of Common Stock by virtue of any stock split, stock dividends, reverse stock split, reclassification or combination) in the case of securities convertible into or exercisable for, Common Stock. For purposes of this Section 11.1, a Purchaser's Proportionate Interest in such an issuance or sale shall mean that portion of such issuance or sale which, if purchased by such Purchaser under this Section 11.1, would allow such Purchaser to own the same percentage of the issued and outstanding Common Stock of the Company after giving effect to such issuance or sale as such Purchaser owned immediately prior to such issuance or sale (calculated on a fully-diluted basis as if all outstanding warrants, options, rights and securities convertible into or exchangeable for Common Stock had been exercised in full, but without regard to the adjustment provisions of any outstanding securities).

           (b) The value of any non-cash "consideration" shall be determined in good faith by the Board of Directors of the Company.

           (c) In the event the Company proposes to undertake an issuance or sale of New Securities for consideration of less than $6.62 per share as described in clause (a) above, the Company shall give the Purchasers written notice of the Company's intention, describing the type of New Securities, the price, the maximum amount to be issued or sold and the general terms upon which the Company proposes to issue or sell the same. Each Purchaser shall have thirty (30) days from the date of such notice to agree (by written notice to the Company) to purchase its Proportionate Interest in such issuance or sale upon such price and terms.

           (d) The preemptive rights hereunder shall not apply to any public offering of the Common Stock or securities convertible into or exchangeable for Common Stock of the Company pursuant to a registration statement filed under the Securities Act with the Securities and Exchange Commission which is declared effective by the Securities and Exchange Commission.

           (e) During the period of 60 days after the expiration of the notice period to which the Purchasers are entitled hereunder, the Company shall be permitted to sell or enter into an agreement (pursuant to which the sale or other transaction shall be closed, if at all, within 60 days from the date of said agreement) to sell the New Securities at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice to the Purchasers under clause (c) above.

           (f) The preemptive rights described in this section 11.1 are personal to the Purchasers and may not be assigned or transferred, whether by agreement or by operation of law or otherwise, and any attempted transfer shall be void.

           (g) Upon the sale or transfer to any person of New Securities as to which the preemptive rights hereunder shall not have been exercised, such New Securities shall thereafter be transferable free of the preemptive rights provided hereunder.

           (h) The preemptive rights hereunder shall terminate upon the date on which a registration statement relating to an Initial Public Offering is declared effective by the Securities and Exchange Commission.

          11.2 Amendment, Modification and Waiver. This Agreement shall not be
               ----------------------------------
altered or otherwise amended except pursuant to an instrument in writing signed by the Purchasers and the Company, and any obligation owed to a party under this Agreement may only be waived in a writing signed by such party. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

          11.3 Expenses; Transfer Taxes, Etc. All fees, costs and expenses
               -----------------------------
incurred by the Company in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall be borne by the Company. The Company shall pay all sales, use and excise taxes and all registration, recording or transfer taxes which may be payable in connection with the transactions contemplated by this Agreement.

          11.4 Binding Effect; Benefits; Parties in Interest. This Agreement
               ---------------------------------------------
shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors, assigns, heirs and legal representatives of the parties hereto; provided, however, that this Agreement shall not be assignable by the
        --------  -------
Company or the Purchasers without the prior written consent of the other.

          11.5 Entire Agreement. This Agreement (including the Schedules
               ----------------
attached hereto), and the other writings referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings with respect to such subject matter.

          11.6 Headings. The section and paragraph headings contained in this
               --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          11.7 Notices. All notices, claims, certificates, requests, demands and
               -------
other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, mailed (by first-class mail, postage prepaid), transmitted by telex or telecopier or sent by air courier guaranteeing overnight delivery as follows:

                  If to the Company, to:

                           Information Management Associates, Inc.
                           6527 Main Street
                           Trumbull, CT  06611
                           Attn:  Mr. Gary R. Martino

                  With a copy to:

                           Thomas L. Fairfield, Esq.
                           LeBoeuf, Lamb, Leiby & MacRae
                           CityPlace II
                           Hartford, CT  06103


                  If to any Purchaser, to such Purchaser at the address set forth in Schedule A.

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been given, in the case of personal delivery, on the date of delivery and in the case of mailing five (5) days after such mailing.

          11.8 Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          11.9 Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Connecticut.

          11.10 Gender. Any reference to the masculine gender shall be deemed to
                ------
include the feminine and neuter genders unless the context otherwise requires.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.

                              THE COMPANY:

                              INFORMATION MANAGEMENT ASSOCIATES,
                                INC.

                              By:  /s/ Albert R. Subbloie
                                 -------------------------------
                                 Albert R. Subbloie
                                 President

                              THE PURCHASERS:

                                /s/ Joseph Niciforo
                              -----------------------------------
                              Joseph Niciforo

                                /s/ Michael Herlehy
                              -----------------------------------
                              Michael Herlehy

                                /s/ Kevin Callahan
                              -----------------------------------
                              Kevin Callahan

                                /s/ Gregory Collins
                              -----------------------------------
                              Gregory Collins

                                /s/ Victor Nesi
                              -----------------------------------
                              Victor Nesi

                                /s/ William Trousdale
                              -----------------------------------
                              William Trousdale

                                /s/ Floyd Donahue
                              -----------------------------------
                              Floyd Donahue

                                /s/ Charles Heller
                              -----------------------------------
                              Charles Heller

                                   Schedule A
                                   ----------
                               List of Purchasers
                               ------------------

Name, Address and                                                     Purchase
Social Security Number                                                Price
----------------------                                                --------
Joseph Niciforo                                                       $200,000
  [ADDRESS]

Michael Herlehy                                                       $200,000
  [ADDRESS]

Kevin Callahan                                                        $100,000
  [ADDRESS]

Gregory Collins                                                       $100,000
  [ADDRESS]

Victor Nesi                                                           $100,000
  [ADDRESS]

William Trousdale                                                     $ 50,000
  [ADDRESS]

Dr. Floyd Donahue                                                     $ 50,000
  [ADDRESS]

Charles Heller                                                        $ 25,000
  [ADDRESS]